UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 3, 2020

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Asbury Automotive Group, Inc. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 2, 2020 (the “Form 8-K”), the Company announced that the Company ended its employment relationship with John Hartman, the Company’s Senior Vice President, Operations, effective as of January 2, 2020. The Company is filing this Amendment No. 1 to the Form 8-K to disclose the material terms of Mr. Hartman’s separation agreement (described below), the terms of which were not yet finalized as of the time of filing of the Form 8-K.
On January 3, 2020, the Company and Mr. Hartman entered into a Separation Agreement and General Release (the “Separation Agreement”), under which Mr. Hartman agreed to a customary release in exchange for severance payments as follows:

(i)	his 2019 base salary of $600,000.00, payable in equal installments over 52 weeks;

(ii)	a lump sum bonus for 2019, to be paid under such terms and at such time as bonuses are paid to active employees generally under the Company’s Corporate Office Incentive Program; and

(iii)	a cash bonus in the amount of $222,182.63, payable in equal installments over 52 weeks, as consideration for his continued cooperation and assistance to the Company.

In addition, Mr. Hartman is entitled to continued health and dental insurance for 12 months under the Separation Agreement. The Separation Agreement contains a release and certain restrictive covenants that are binding upon Mr. Hartman. The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the Separation Agreement, which the Company intends to file as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: January 9, 2020	By:	/s/ George A Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary